                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



                                August 7, 2001
                                --------------
               Date of Report (Date of earliest event reported)



                          OSI PHARMACEUTICALS, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)




           DELAWARE                       0-15190          13-3159796
(State or other jurisdiction of         (Commission     (I.R.S. Employer
         incorporation)                 File Number)    Identification No.)



                            58 SOUTH SERVICE ROAD
                              MELVILLE, NY 11747
                   ----------------------------------------
                   (Address of principal executive offices)



                                (631) 962-2000
              --------------------------------------------------
              (Registrant's telephone number, including area code)



                       106 CHARLES LINDBERGH BOULEVARD
                             UNIONDALE, NY 11553
                       --------------------------------
                       (Former name or former address,
                        if changed since last report.)

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ITEM 5. OTHER EVENTS

        On August 7, 2001, OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced that it had entered into an agreement to acquire certain of the pre-clinical research operations of British Biotech plc (LSE:
BBG; Nasdaq: BBIOY) for (pound sterling) 8.7 million (approximately $12.4 million) in cash. Further details regarding the transaction and facility reorganization are contained in the Company's press release, dated August 7, 2001, attached as Exhibit 99, and incorporated herein by reference.

ITEM 7. EXHIBITS

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EXHIBIT NO.                            DESCRIPTION
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
99                      Press release, dated August 7, 2001.
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

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 13, 2001                OSI PHARMACEUTICALS, INC.

                               By: /s/ Robert L. Van Nostrand
                                   ----------------------------------
                                   Robert L. Van Nostrand
                                   Vice President and Chief Financial
                                   Officer (Principal Financial Officer)


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                                 EXHIBIT INDEX

-------------------------------------------------------------
EXHIBIT NO.                     DESCRIPTION
-------------------------------------------------------------
99                      Press release, dated August 7, 2001.
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